UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2012

GIGA-TRONICS INCORPORATED
(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4650 Norris Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)
(925) 328-4650
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           In a Press Release issued February 2, 2012, Giga-tronics Incorporated announced that Mr. Patrick J. Lawlor, Vice President, Finance/CFO and Secretary departed the Company on January 31, 2012.  Mr. Frank Romejko, Corporate Controller, will act as the principal accounting officer until a replacement can be found.

Mr. Romejko, age 64, has been employed by Giga-tronics for 13 years, first serving as the Instrument Division Controller and for the last 5 years as the Corporate Controller.  Mr. Romejko will continue, as do all Company employees, to work as an at-will employee.  Mr. Romejko currently participates in the Company's medical, 401k and Stock Option plans.  Supplemental compensation arrangements for him are under discussion.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 99.1	Press Release dated February 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED
Date: February 2, 2012
By: /s/ John R. Regazzi
John R. Regazzi
Chief Executive Officer